Exhibit 10.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-12586, 333-13786, 333-14142, 333-83914, 333-104070, 333-121229 and 333-138717) of Alvarion Ltd. of our report dated March 29, 2007, with respect to the consolidated financial statements of Alvarion Ltd. included in this annual report on Form 20-F for year ended December 31, 2006.

/s/ KOST, FORER GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global

26 April, 2007